360 FUNDS

EAS Crow Point Alternatives Fund (the “EAS Fund”)

Investor Class Shares (EASAX)

Institutional Class Shares (EASIX)

Crow Point Global Tactical Allocation Fund (the “Global Fund”)

Investor Class Shares (CGHAX)

Institutional Class Shares (CGHIX)

Crow Point Alternative Income Fund (the “Income Fund”)

Investor Class Shares (AAIFX)

Institutional Class Shares (AIIFX)

Supplement dated April 1, 2020

To the Funds’ Prospectus and Statement of Additional Information

dated January 28, 2020

This Supplement revises information in the Funds’ Prospectus and Statement of Additional Information dated January 28, 2020. If you would like another copy of the Funds’ Prospectus, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 to request a free copy.

Effective as the date of this Supplement, David Cleary no longer serves as a Portfolio Manager of the EAS Fund, Global Fund, or Income Fund. All references to Mr. Cleary in the Prospectus and Statement of Additional Information are removed.

Additionally, on January 21, 2020, Winthrop Capital Management, LLC (“Winthrop”), the sub-adviser to the Income Fund, underwent a change of control. Gregory Hahn, President and Chief Investment Officer of Winthrop completed the purchase of 100% of the membership interests in Winthrop from the prior owner. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the transaction resulted in a change in control of Winthrop and the termination of the investment sub-advisory agreement between Crow Point Partners, LLC (“Crow Point”), the Income Fund’s investment adviser, and Winthrop. At a regular meeting held on January 23, 2020, the Board of Trustees of 360 Funds Trust (the “Board”) approved an interim sub-advisory agreement (the “Interim Agreement”) between Crow Point and Winthrop, pursuant to the requirements of Section 15(f) and Rule 15a-4 of the 1940 Act. Pursuant to the Interim Agreement Winthrop will continue to provide sub-advisory services to the Income Fund until 150 days from the date of the termination of the prior sub-advisory agreement. Currently, the Board, Crow Point, and Winthrop are considering options for the portfolio management of the Income Fund. The Trust will file another supplement once the parties have reached a decision.

* * * * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE